     As filed with the Securities and Exchange Commission on March 27, 2002

                        Registration No. _______________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      [ ] Pre-Effective Amendment No. ____
                      [ ] Post-Effective Amendment No. ___
                        (Check Appropriate Box or Boxes)

                              Liberty Acorn Trust *
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)

                                 Bruce H. Lauer
                               Liberty Acorn Trust
                       227 West Monroe Street, Suite 3000
                             Chicago, Illinois 60606
                     (Name and address of Agent for Service)


                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110


Title of Securities Being Registered: Shares of Beneficial Interest, no par value

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on April 26, 2002 pursuant to Rule 488.

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

* On behalf of Liberty Acorn USA.

                                  LIBERTY FUNDS

                                 STEIN ROE FUNDS

             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621



Dear Shareholder:

         Your fund will hold a special meeting of shareholders on June 28, 2002, at 2:00 p.m. (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment advisors to Liberty Funds and Stein Roe Funds. Columbia's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia can concentrate its portfolio management resources on a more focused group of portfolios. The specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully. If you have any questions, feel free to speak to one of our representatives at 800-426-3750.

         This special meeting will be held at Columbia's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 28th, shareholders who have not yet voted may receive a call from Georgeson reminding them to exercise their right to vote.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

         Again, if you have any questions regarding the combined
Prospectus/Proxy Statement, please call us at 800-426-3750.

         We appreciate your participation and prompt response in these matters and thank you for your continued support.

  Sincerely,


  Keith T. Banks
  President
  Liberty Funds

  Stein Roe Mutual Funds
  [May ___], 2002

  [Job Code]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                       STEIN ROE SMALL COMPANY GROWTH FUND

      NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Stein Roe Small Company Growth Fund will be held at 2:00 p.m. Eastern Time on Friday, June 28, 2002, at the offices of Columbia Management Group, Inc., the indirect parent of the Stein Roe Small Company Growth Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

      1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Stein Roe Small Company Growth Fund to, and the assumption of all of the liabilities of the Stein Roe Small Company Growth Fund by, Liberty Acorn USA in exchange for shares of Liberty Acorn USA and the distribution of such shares to the shareholders of the Stein Roe Small Company Growth Fund in complete liquidation of the Stein Roe Small Company Growth Fund.

      2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

      Shareholders of record at the close of business on April 17, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                    By order of the Board of Trustees,


                                    Jean S. Loewenberg, Secretary

[May ___], 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE STEIN ROE SMALL COMPANY GROWTH FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                     COMBINED PROSPECTUS AND PROXY STATEMENT
                                 MAY [___], 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                       STEIN ROE SMALL COMPANY GROWTH FUND
        (INCLUDING CLASS S AND LIBERTY SMALL COMPANY GROWTH FUND CLASS A)
                  c/o Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-338-2550

                        BY AND IN EXCHANGE FOR SHARES OF
                                LIBERTY ACORN USA
                             c/o Liberty Acorn Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-426-3750

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ................................................................      3

PROPOSAL - Acquisition of the Stein Roe Small Company Growth Fund by Liberty Acorn USA      9
     Principal Investment Risks ......................................................      9
     Information about the Acquisition ...............................................      9

GENERAL ..............................................................................     16
     Voting Information ..............................................................     16

Appendix A - Form of Agreement and Plan of Reorganization ............................    A-1

Appendix B - Fund Information ........................................................    B-1

Appendix C - Capitalization ..........................................................    C-1

Appendix D - Management's Discussion of Fund Performance for Liberty Acorn USA .......    D-1

         This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Stein Roe Small Company Growth Fund (including Class S and Liberty Small Company Growth Fund Class A) (the "Growth Fund") by Liberty Acorn USA ("Acorn USA," and together with the Growth Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Growth Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on June 28, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

         The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Growth Fund by Acorn USA. If the Acquisition occurs, you will become a shareholder of Acorn USA. Acorn USA seeks long-term growth of capital. If the Agreement and Plan of Reorganization is approved by the shareholders of the Growth Fund and the Acquisition occurs, the Growth Fund will transfer all of the assets and liabilities attributable to each class of its shares to Acorn USA in exchange for shares of the same class of Acorn USA with the same aggregate net asset value as the net value of the assets and liabilities transferred (in the case of Class S shares of the Growth Fund, Class Z shares of the Acorn
Fund). After that exchange, shares of each class received by the Growth Fund will be distributed pro rata to its shareholders of the corresponding class. In the distribution, holders of Class S shares of the Growth Fund will receive Class Z shares of Acorn USA, and holders of Class A shares of the Growth Fund will receive Class A shares of Acorn USA.

         Please review the enclosed Prospectus of Acorn USA for your class of shares. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the

Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

         -        The Prospectuses of the Growth Fund dated February 1, 2002.

         - The Statement of Additional Information of the Growth Fund dated February 1, 2002.

         - The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Growth Fund dated September 30, 2001.

         - The Statement of Additional Information of Acorn USA dated May [___], 2002, relating to the Acquisition.

         The Growth Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.libertyfunds.com or www.steinroe.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TTD equipment. Text-only versions of all the Growth Fund and Acorn USA documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/ PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.       WHAT IS BEING PROPOSED?

The Trustees of Liberty-Stein Roe Funds Investment Trust (the "Investment Trust") and the Trustees of Liberty Acorn Trust (the "Acorn Trust") (each a "Trust" and together, the "Trusts") are recommending that Acorn USA acquire the Growth Fund. This means that Acorn USA would acquire all of the assets and liabilities of the Growth Fund in exchange for shares of Acorn USA. If the Acquisition is approved, you will receive shares of Acorn USA with an aggregate net asset value equal to the aggregate net asset value of your Growth Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around [July ___], 2002.

Please note that the Trustees of the Investment Trust have approved the liquidation of the Growth Fund in the event that its shareholders do not approve the Acquisition.

2.       WHY IS THE ACQUISITION BEING PROPOSED?

The Trustees of the Investment Trust recommend approval of the Acquisition because it offers shareholders of the Growth Fund an investment in a larger fund with an investment goal and strategies generally similar to those of the Growth Fund. In reviewing the Acquisition, the Trustees also considered:

         - that, because the Growth Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees of the Investment Trust have approved the liquidation of the Growth Fund if its Acquisition is not approved;

         - that, although Class A shareholders of the Growth Fund are expected to experience an increase, based on expense ratios as of December 31, 2001, in net expenses (expenses reduced by the voluntary expense reimbursement described in footnotes 7 and 8 to the Annual Fund Operating Expenses table below), they are expected to experience a decrease in gross expenses (expenses before reduction by such reimbursement) and will move into a fund with greater scale and better long-term performance; and

         - that the Acquisition is expected to be tax-free for shareholders of the Growth Fund who choose to remain shareholders of Acorn USA, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

SHAREHOLDERS OF THE GROWTH FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOAL AND STRATEGIES OF ACORN USA ARE GENERALLY SIMILAR TO THOSE OF THE GROWTH FUND, THERE WILL BE SOME DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. COMPARED TO THE GROWTH FUND, ACORN USA, ON AVERAGE, HAS INVESTED IN COMPANIES WITH SMALLER MARKET CAPITALIZATIONS AND INVESTS A SMALLER PERCENTAGE OF ITS TOTAL ASSETS IN SECURITIES OF FOREIGN COMPANIES. PLEASE SEE THE ANSWER TO QUESTION 4 BELOW FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Growth Fund and Acorn USA and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below for Acorn USA apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The

Annual Fund Operating Expenses shown in the table below represent expenses incurred by the Growth Fund for its last fiscal year (ended September 30, 2001) and by Acorn USA for its last fiscal year (ended December 31, 2001) and those expected to be incurred by the combined fund on a pro forma basis (giving effect to the Acquisition and based on pro forma combined net assets as of December 31,
2001).

Shareholders of the Growth Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges will continue to apply.

SHAREHOLDER FEES

(paid directly from your investment)


                                                                  GROWTH FUND
                                                                  -----------
                                                             CLASS A(1)  CLASS S(4)
Maximum sales charge (load) on purchases (%)                   5.75        0.00
     (as a percentage of the offering price)
-----------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)        1.00(2)     0.00
     (as a percentage of the lesser of purchase price or
      redemption price)
-----------------------------------------------------------------------------------
Redemption fee (%)                                                 (3)         (4)
     (as a percentage of amount redeemed, if applicable)

                                                                  ACORN USA (1)
                                                                  ---------
                                                               CLASS A     CLASS Z
Maximum sales charge (load) on purchases (%)                   5.75        0.00
     (as a percentage of the offering price)
-----------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)        1.00(2)     0.00
     (as a percentage of the lesser of purchase price or
      redemption price)
-----------------------------------------------------------------------------------
Redemption fee (%)                                                 (3)         (5)
     (as a percentage of amount redeemed, if applicable)

--------

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(3)      There is a $7.50 charge for wiring sale proceeds to your bank.

(4) A fee of $5.00 per quarter may be charged to accounts that fall below the required minimum balance. There is a $7.00 charge for wiring redemption proceeds to your bank.

(5)      There is a $7.50 charge for wiring sale proceeds to the transfer agent.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                GROWTH FUND
                                                                -----------

                                                             CLASS A    CLASS S
 Management fee (6) (7) (%)                                    1.00       1.00
--------------------------------------------------------------------------------
 Distribution and service (12b-1) fees (8) (%)                 0.35       0.00
--------------------------------------------------------------------------------
 Other expenses (%)                                            0.81       0.81
--------------------------------------------------------------------------------
 Total annual fund operating expenses (7) (%)                  2.16       1.81

                                                                 ACORN USA
                                                                 ---------

                                                             CLASS A    CLASS Z
 Management fee (9) (%)                                        0.99       0.99
--------------------------------------------------------------------------------
 Distribution and service (12b-1) fees (10) (%)                0.35       0.00
--------------------------------------------------------------------------------
 Other expenses (%)                                            0.50       0.18
--------------------------------------------------------------------------------
 Total annual fund operating expenses (%)                      1.84       1.17


                                                                  ACORN USA
                                                            (PRO FORMA COMBINED)
                                                            --------------------

                                                             CLASS A    CLASS Z
 Management fee (%)                                            0.98       0.98
--------------------------------------------------------------------------------
 Distribution and service (12b-1) fees (10) (%)                0.35       0.00
--------------------------------------------------------------------------------
 Other expenses (%)                                            0.49       0.17
--------------------------------------------------------------------------------
 Total annual fund operating expenses (%)                      1.82       1.15

--------

(6) The Growth Fund paid a management fee of 0.85% and an administration fee of 0.15%.

(7) The Growth Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.50%. If this reimbursement were reflected in the table, the actual advisory fee for Class A and Class S shares would be 0.69%, and total annual fund operating expense for Class A and Class S shares would be 1.75% (which also reflects the distributor's agreement to waive a portion of 12b-1 fees, as discussed in footnote 8) and 1.50%, respectively. This arrangement may be modified or terminated by the advisor at any time.

(8) The Growth Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25%, and the annual distribution fee may equal up to 0.10%. Distribution and service fees are paid out of the assets attributable to Class A.

         The Growth Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class A shares. If this waiver were reflected in the table, the 12b-1 fee for Class A shares would be 0.25% and the total annual fund operating expenses for Class A shares would be 1.75% (which figure also reflects the advisor's agreement to limit fund expenses, as discussed in footnote 7.) This arrangement may be modified or terminated by the distributor at any time.

(9) Acorn USA paid a management fee of 0.94% and an administration fee of 0.05%.

(10) Acorn USA has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% and the annual distribution fee may equal up to 0.10% for Class A shares. Distribution and service fees are paid out of the assets attributable to Class A shares.

EXAMPLE EXPENSES

         Example Expenses help you compare the cost of investing in the Growth Fund or Acorn USA currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

         -        $10,000 initial investment

         -        5% total return for each year

         -        Each Fund's operating expenses remain the same

         -        Reinvestment of all dividends and distributions


                               1 YEAR           3 YEARS          5 YEARS           10 YEARS
GROWTH FUND
Class A                         $781             $1,212           $1,668            $2,925
Class S                          184                569              980             2,127

ACORN USA
Class A                         $751             $1,120           $1,513            $2,609
Class Z                          119                372              644             1,420

ACORN USA
(pro forma combined)
Class A                         $749             $1,115           $1,504            $2,589
Class Z                          117                365              633             1,398


The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Growth Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of Acorn USA or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GROWTH FUND AND ACORN USA COMPARE?

This table shows the investment goal and principal investment strategies of each
Fund:

--------------------------------------------------------------------------------
                                   GROWTH FUND
--------------------------------------------------------------------------------
         INVESTMENT GOAL: The Growth Fund seeks long-term growth.
--------------------------------------------------------------------------------
         PRINCIPAL INVESTMENT STRATEGIES: The Growth Fund seeks to achieve its goal as follows:

         - The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies (defined as stocks with market capitalizations equal to or less than the largest stock in the Standard & Poor's Small Cap 600 Index (approximately $3.8 billion as of December 31, 2001)).

         - The portfolio manager seeks to manage the Fund in accordance with Morningstar, Inc.'s guidelines for a "Small Growth" fund.

--------------------------------------------------------------------------------
                                    ACORN USA
--------------------------------------------------------------------------------
         INVESTMENT GOAL: Acorn USA seeks to provide long-term growth of capital.
--------------------------------------------------------------------------------
         PRINCIPAL INVESTMENT STRATEGIES: Acorn USA seeks to achieve its goal as follows:

         - The Fund generally invests in the stocks of U.S. companies with market capitalizations of less than $2 billion at the time of purchase.

         - The Fund generally invests substantially all of its assets in U.S. companies, and, under normal circumstances, will invest at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. companies.
--------------------------------------------------------------------------------

The following compares the principal investment strategies that each Fund uses to achieve its investment goal and the investment policies to which each Fund is subject:

         - Each Fund invests primarily in equity securities of smaller companies, with Acorn USA tending to invest in companies with market capitalizations less than $2 billion and the Growth Fund tending to invest in companies with market capitalizations equal to or less than the company of the largest stock in the Standard & Poor's Small Cap 600 Index. Both Funds seek to invest in growth companies, although their approaches to selecting growth companies may differ slightly, as noted in the table above.

         - Unlike the Growth Fund, which may invest up to 25% of its total assets in foreign securities, Acorn USA generally invests substantially all of its assets in U.S. companies and may not invest more than 10% of its total assets in securities of foreign companies.

         - Acorn USA may not acquire securities of a single issuer if such acquisition would cause the Fund to own more than 10% of the equity value of such issuer, whereas the Growth Fund is not subject to such a restriction.

         - Acorn USA may invest no more than 15% of its total assets in privately placed debt securities, whereas the Growth Fund is not subject to such a restriction.

         - The Growth Fund may not write options or purchase options if the aggregate premiums paid for all options exceed 20% of its net assets (less the amount by which any such positions are "in-the-money"), whereas Acorn USA is not subject to such a restriction, although it may not invest in options on futures contracts in certain circumstances.

Other than as noted above, the investment policies of the Growth Fund and Acorn USA are generally similar. For a complete list of the Funds' investment policies, see the Statement of Additional Information of each Fund.

5.       WHAT CLASS OF ACORN USA SHARES WILL YOU RECEIVE IF THE ACQUISITION
         OCCURS?

If you own Class A shares of the Growth Fund, you will receive Class A shares of Acorn USA. The shares will have the same exchange rights and will bear the same contingent deferred sales charges ("CDSCs"), if applicable, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.

If you own Class S shares of the Growth Fund, you will receive Class Z shares of Acorn USA. Like your Growth Fund Class S shares, your new Class Z shares will not bear sales charges or be subject to 12b-1 fees, and they will have distribution, purchase and redemption procedures that are substantially similar to those of your current shares. Your Class Z shares will have a similar "telephone exchange privilege," but unlike your Class S shares, they will not have an "automatic exchange privilege." Also, your exchange rights will be different. Whereas your Class S shares of the Growth Fund could be exchanged only for certain other shares of Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc. at net asset value.

6.       WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Growth Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Growth Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your Growth Fund shares are expected to carry over to your new shares in Acorn USA.

Acorn USA has significant unrealized gains ([14.5]% of net asset value as of [December 31, 2001]), some or all of which could be realized and distributed to its shareholders, including you. In addition, Acorn USA's ability to carry forward the pre-Acquisition losses of the Growth Fund and use them to offset future gains of Acorn USA will be limited. In certain circumstances, you may pay more taxes, or pay taxes sooner, than if the Acquisition did not occur.

                                    PROPOSAL

                     ACQUISITION OF THE LIBERTY GROWTH FUND

                              BY LIBERTY ACORN USA



THE PROPOSAL

                  You are being asked to approve the Agreement and Plan of Reorganization dated [April ___], 2002. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Growth Fund by Acorn USA under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

         What are the principal investment risks of Acorn USA, and how do they compare with those of the Growth Fund?

                  Acorn USA is subject to market risk, management risk, the risks associated with investing in small-capitalization and middle-capitalization companies and the risks associated with investing in growth stocks, which are the risks to which the Growth Fund is subject. Unlike the Growth Fund, however, Acorn USA is subject to sector risk (i.e., the risk associated with having a significant portion of fund assets invested in a particular sector). Aside from the risks associated with sector risk, the principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks of Acorn USA, please see the enclosed Prospectus of Acorn USA. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

                  SHAREHOLDERS OF THE GROWTH FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOAL AND STRATEGIES OF ACORN USA ARE GENERALLY SIMILAR TO THOSE OF THE GROWTH FUND, THERE WILL BE SOME DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. COMPARED TO THE GROWTH FUND, ACORN USA, ON AVERAGE, HAS INVESTED IN COMPANIES WITH SMALLER MARKET CAPITALIZATIONS AND INVESTS A SMALLER PERCENTAGE OF ITS TOTAL ASSETS IN SECURITIES OF FOREIGN COMPANIES. PLEASE SEE THE ANSWER TO QUESTION 4 ABOVE UNDER "QUESTIONS AND ANSWERS" FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

INFORMATION ABOUT THE ACQUISITION

         Terms of the Agreement and Plan of Reorganization

                  If approved by the shareholders of the Growth Fund, the Acquisition is expected to occur on or around [July ___], 2002, under the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of
Reorganization:

                  - The Growth Fund will transfer all of the assets and liabilities attributable to each class of its shares to Acorn USA in exchange for shares of the same class of Acorn USA (in the case of Class S shares of the Growth Fund, Class Z shares of Acorn USA) with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

                  - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on [July ___], 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

                  - The shares of each class of Acorn USA received by the Growth Fund will be distributed to the shareholders of the same class of the Growth Fund (in the case of Class S shares of the Growth Fund, Class Z shares of Acorn USA) pro rata in accordance with their percentage ownership of such class of the Growth Fund in full liquidation of the Growth Fund.

                  - After the Acquisition, the Growth Fund will be terminated, and its affairs will be wound up in an orderly fashion.

                  - The Acquisition requires approval by the Growth Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both the Investment Trust and the Acorn Trust.

                  Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of the Investment Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

         Shares You Will Receive

                  If the Acquisition occurs, you will receive shares in Acorn USA of the same class (in the case of Class S shares of the Growth Fund, Class Z Shares of Acorn USA) as the shares that you currently own in the Growth Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

                  - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

                  - They will bear the same sales charges, redemption fees and CDSCs as your current shares to the extent such charges and fees apply, and for purposes of determining the CDSC applicable to any redemption, if applicable, the new shares will continue to age from the date you purchased your Growth Fund shares.

                  - The procedures for purchasing and redeeming your shares will be substantially similar as a result of the Acquisition. However, Class Z shares do not offer an "automatic exchange privilege," whereas Class S shares do offer such exchange privilege.

                  - Shareholders of new Class Z shares will have different exchange rights. Whereas Class S shares of the Growth Fund could be exchanged only for shares of certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc. at net asset value.

                  - In general, Class Z shares of Acorn USA may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of Acorn USA.

                  - You will have the same voting rights as you currently have, but as a shareholder of Acorn USA of the Acorn Trust.

                  Information concerning the capitalization of each of the Funds is contained in Appendix C.

         Reasons for the Acquisition

                  The Trustees of the Investment Trust and the Trustees of the Acorn Trust, including all Trustees who are not "interested persons" of those Trusts, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

                  The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the indirect parent of the investment advisors to the Liberty and Stein Roe

Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

                  In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002 and March 13, 2002, the following reasons for the Growth Fund to enter into the Acquisition:

                  - The Acquisition is expected to create a larger fund with an investment goal and strategies generally similar to those of the Growth Fund.

                  - That, because the Growth Fund is too small to be economically viable without fee waivers and expense reimbursements, has had relatively poor long-term performance and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees should approve (and they have subsequently approved) the liquidation of the Growth Fund in the event that its shareholders do not approve the Acquisition;

                  - The Acquisition is intended to permit the Growth Fund's shareholders to exchange their investment for an investment in Acorn USA without recognizing gain or loss for federal income tax purposes. By contrast, if a Growth Fund shareholder were to redeem his or her shares to invest in another fund, like Acorn USA, the transaction would likely be a taxable event for such shareholder. Similarly, if the Growth Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Growth Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Acorn USA shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

                  The Trustees considered that shareholders of the Growth Fund who do not want to become shareholders of Acorn USA, whether because the expenses they expect to bear would increase, they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Growth Fund prior to the Acquisition.

                  In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that Acorn USA will achieve any particular level of performance after the Acquisition.

         Performance Information

                  The charts below show the percentage gain or loss in each calendar year for the five-year period ending December 31, 2001, for Class S shares of the Growth Fund and Class Z shares of Acorn USA. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

                  Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                                GROWTH FUND (11)

                   ---------------------------------------------------------
                                1997      1998      1999     2000      2001
                   ---------------------------------------------------------
                    60.00%
                   ---------------------------------------------------------
                                                   50.91%
                   ---------------------------------------------------------
                    40.00%
                   ---------------------------------------------------------

                   ---------------------------------------------------------
                    20.00%     19.93%
                   ---------------------------------------------------------
                                         7.85%
                   ---------------------------------------------------------
                     0.00%
                   ---------------------------------------------------------
                                                            -0.73%
                   ---------------------------------------------------------
                   -20.00%                                           -10.16%
                   ---------------------------------------------------------

                   ---------------------------------------------------------
                   -40.00%
                   ---------------------------------------------------------

                   ---------------------------------------------------------
                   -60.00%
                   ---------------------------------------------------------

                   ---------------------------------------------------------

                   ---------------------------------------------------------

         The Fund's year-to-date total return through March 31, 2002, was [____]%.

         For period shown in bar chart:

         Best quarter:  4th quarter, 1999 +36.33%

         Worst quarter: 3rd quarter, 2001 -24.89%

--------

(11) On February 2, 1999, the Colonial Aggressive Growth Fund (the "Predecessor Fund") was reorganized into the Growth Fund. The Predecessor Fund had Class A, Class B and Class C shares. The performance information contained in the bar chart prior to February 2, 1999, is based on historical returns of the Predecessor Fund's Class A shares. The Predecessor Fund's Class A share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and Class S shares. If differences in expenses were reflected, the returns for the period between March 25, 1996, and February 2, 1999, would be higher, since Class S shares are not subject to 12b-1 fees. The chart does not reflect the sales load of the Predecessor Fund's Class A shares. The Predecessor Fund's Class A shares were initially offered on March 25, 1996.

                                    ACORN USA

                   ---------------------------------------------------------
                                1997      1998      1999     2000      2001
                   ---------------------------------------------------------

                   ---------------------------------------------------------
                    40.00%
                   ---------------------------------------------------------
                               32.30%
                   ---------------------------------------------------------
                    20.00%                         23.02%             19.25%
                   ---------------------------------------------------------
                                         5.79%
                   ---------------------------------------------------------
                    0.00%
                   ---------------------------------------------------------
                                                            -8.99%
                   ---------------------------------------------------------
                   -20.00%
                   ---------------------------------------------------------

                   ---------------------------------------------------------
                   -40.00%
                   ---------------------------------------------------------

                   ---------------------------------------------------------
                   -60.00%
                   ---------------------------------------------------------

                   ---------------------------------------------------------

                   ---------------------------------------------------------

         The Fund's year-to-date total return through March 31, 2002, was [____]%.

         For period shown in bar chart:

         Best quarter:  2nd quarter, 2001 +21.71

         Worst quarter: 3rd quarter, 1998 -19.25

         The following tables list each Fund's average annual total return for the one-year, five-year and life-of-the-fund periods ending December 31, 2001 (including applicable sales charges), for Class A and Class S shares of the Growth Fund and Class A and Class Z shares of Acorn USA. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices.

         After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

GROWTH FUND (12) (13) (14)

                                                   INCEPTION       1 YEAR        5 YEARS      LIFE OF THE
                                                     DATE                                        FUND
Class A (%)
     Return Before Taxes                            7/31/00        -15.49         10.33         11.64
     Return After Taxes on Distributions                           -15.49          7.39          9.04
     Return After Taxes on Distributions and                        -9.43          7.45          8.75
       Sale of Fund Shares
---------------------------------------------------------------------------------------------------------
Class S (%)
     Return Before Taxes                            3/25/96        -10.16         11.73         12.87
     Return After Taxes on Distributions                           -10.16          8.74         10.24
     Return After Taxes on Distributions and                        -6.19          8.62          9.79
       Sale of Fund Shares
---------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index (%)                         N/A           -9.23          2.87          3.40(15)
---------------------------------------------------------------------------------------------------------

--------

(12) The Growth Fund's returns are compared to the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

(13) The performance information contained in the annual returns for Class A shares prior to February 2, 1999, are based on historical returns of the Predecessor Fund's Class A shares. Performance information from February 2, 1999, to July 31, 2000, is based on the historical returns of the Fund's Class S shares. Class S share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) or sales chargers between Class S shares and Class A shares of the Growth Fund. If differences in expenses and sales chargers were reflected, the returns for the period between February 2, 1999, and July 31, 2000, would be lower. Class A shares were initially offered on July 31, 2000.

(14) The performance information contained in the annual returns for Class S shares prior to February 2, 1999, are based on historical returns of the Predecessor Fund's Class A shares. The Predecessor Fund's Class A share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) or sales charges between Class A shares and Class S shares. If differences in expenses and sales chargers were reflected, the returns for periods prior to February 2, 1999, would be higher, since Class S shares are not subject to 12b-1 fees or sales charges.

(15)     Index performance information is from March 31, 1996, to December 31,
         2001.

ACORN USA (16)(17)


                                                   INCEPTION         1 YEAR        5 YEARS        LIFE OF THE
                                                     DATE                                             FUND
Class A (%)
     Return Before Taxes                           10/16/00          18.65         13.18           15.59
     Return After Taxes on Distributions                             11.61         10.75           13.26
     Return After Taxes on Distributions and                          7.36          9.51           11.69
       Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------
Class Z (%)
     Return Before Taxes                             9/4/96          19.25         13.32           15.73
     Return After Taxes on Distributions                             18.77         12.16           14.62
     Return After Taxes on Distributions and                         11.88         10.75           12.90
       Sale of Fund Shares
-------------------------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                N/A             2.49          7.52            8.84(18)


--------

(16) Acorn USA's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

(17) Performance information for Class A shares of Acorn USA includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to its inception. Class Z returns are not restated to reflect any differences in expenses (such as 12b-1 fees or sales charges) between Class Z shares and the newer class of shares. If differences in expenses were reflected, the returns for periods prior to inception of the newer class of shares would be lower.

(18)     Index performance information is from August 31, 1996, to December 31,
         2001.

Federal Income Tax Consequences

         The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Growth Fund and Acorn USA an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

         - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Growth Fund or the shareholders of the Growth Fund as a result of the Acquisition;

         - under Section 358 of the Code, the tax basis of Acorn USA shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Growth Fund shares;

         - under Section 1223(1) of the Code, your holding period for Acorn USA shares you receive will include the holding period for your Growth Fund shares if you hold your shares as a capital asset;

         - under Section 1032 of the Code, no gain or loss will be recognized by Acorn USA as a result of the Acquisition;

         - under Section 362(b) of the Code, Acorn USA's tax basis in the assets that Acorn USA receives from the Growth Fund will be the same as the Growth Fund's basis in such assets; and

         - under Section 1223(2) of the Code, Acorn USA's holding period in such assets will include the Growth Fund's holding period in such assets.

         The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of each Fund's Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

         Prior to the closing of the Acquisition, the Growth Fund will, and Acorn USA may, distribute to their shareholders all of their respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

         Shareholders of the Growth Fund will be subject to tax on any distributions of realized gains in the combined fund, although Acorn USA had no realized gains as of [February 28, 2002]. Some or all of those gains could be distributed to all shareholders of the combined fund, including former Growth Fund shareholders. The distributions described in this paragraph, to the extent any are made, will be taxable to the shareholders of the respective Funds.

         Acorn USA's ability to carry forward the pre-Acquisition losses of the Growth Fund (currently equal to approximately $[7.8 million] as of [February 28, 2002]) and use them to offset future gains of Acorn USA will be limited. As a result of the Acquisition, the capital loss carryforwards remaining available to Acorn USA will offset capital gains accruing after the Acquisition and thus reduce distributions to a broader group of shareholders than would have been the case absent such Acquisition. Therefore, in certain circumstances, former shareholders of the Growth Fund may pay more taxes, or pay taxes sooner, than they would if such Acquisition did not occur.

         This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF THE INVESTMENT TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

     Required Vote for the Proposal

         Approval of the Agreement and Plan of Reorganization dated [April ___], 2002, among the Investment Trust on behalf of the Growth Fund, the Acorn Trust on behalf of Acorn USA, and Columbia will require the affirmative vote of a majority of the shares of the Growth Fund voted. A vote of the shareholders of Acorn USA is not needed to approve the Acquisition.

                                     GENERAL

VOTING INFORMATION

         The Trustees of the Investment Trust are soliciting proxies from the shareholders of the Growth Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on June 28, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about [May ___], 2002.

     Information About Proxies and the Conduct of the Meeting

         Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Growth Fund or by employees or agents of Columbia and its affiliated companies. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of $[_______].

     Voting Process

         You can vote in any one of the following ways:

           a.    By mail, by filling out and returning the enclosed proxy card;

           b. By phone or Internet (see enclosed proxy insert for instructions); or

           c.    In person at the Meeting.

         Shareholders who owned shares on the record date, April 17, 2002, are entitled to vote at the Meeting. For each share that you hold, you are entitled to cast a number of votes equal to the net asset value of a share (or fractional share) determined at the close of business on the record date. For example, a share having a net asset value of $10.50 determined at the close of business on the record date would be entitled to 10.5 votes. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

         Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Growth Fund and Acorn USA are approximately $31,424 and $0, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the Growth Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of the failed Acquisition which would otherwise have been borne by the Growth Fund and Acorn USA.

         Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Growth Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

         Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Growth Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Growth Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Growth Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Advisors' and Underwriter's Addresses. The address of the Growth Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. The address of Acorn USA's investment advisor, Liberty Wanger Asset Management, L.P., is 227 Monroe Street, Suite 3000, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

         Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of April 17, 2002, for each class of the Growth Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

         Adjournments; Other Business. If the Growth Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Growth Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Growth Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Growth Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Shareholder Proposals at Future Meetings. Neither the Investment Trust nor the Acorn Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of the Investment Trust or the Acorn Trust, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [April   ], 2002, is
by and among Liberty-Stein Roe Funds Investment Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 8, 1987, as amended, on behalf of the Liberty Small Company Growth Fund, Class A and the Stein Roe Small Company Growth Fund, Class S (collectively the "Acquired Fund"), a series of the Trust, Liberty Acorn Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated April 21, 1992, as amended, on behalf of Liberty Acorn USA (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation

          Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1. The Closing Date shall be on             , 2002, or on such other date
          as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for Liberty Acorn USA."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended September 30, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended March 31, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since March 31, 2002;

        (g) Since March 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of March 31, 2002, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by Ernst & Young LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares and Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
             5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
   ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2. On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (f) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (g) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (h) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Trust, on behalf of the Acquired Fund, and fifty percent (50%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, one hundred percent (100%) of such expenses shall be borne by Columbia. The foregoing sentence shall be subject, however, to any undertaking by Columbia to Liberty Funds Trust I, II, III, IV, V, VI, VII and IX (or any of their series) (collectively, the "Liberty Trusts") to limit the aggregate expenses (other than fees paid to governmental authorities for the registration or qualification of shares of the Liberty Trusts) of the transactions contemplated by this Agreement and other transactions involving the Liberty Trusts.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

       If the transactions contemplated by this Agreement have not been
       substantially completed by             , 2002, this Agreement shall
       automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary, or to Liberty Acorn Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
    NON-RECOURSE.

     14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY-STEIN ROE FUNDS
                                          INVESTMENT TRUST
                                          on behalf of Stein Roe Small
                                          Company Growth Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          LIBERTY ACORN TRUST
                                          on behalf of Liberty Acorn USA

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          Solely for purposes of Section 9.2 of
                                          the Agreement:

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE GROWTH FUND

         For each class of the Growth Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of April 17, 2002, was as follows:

                                                                NUMBER OF SHARES
                                                                OUTSTANDING AND
FUND                                              CLASS         ENTITLED TO VOTE
----                                              -----         ----------------
GROWTH FUND................................         A
                                                    S

OWNERSHIP OF SHARES

         As of April 17, 2002, the Investment Trust believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of the Growth Fund and the Trust as a whole. As of April 17, 2002, the Acorn Trust believes that its Trustees and officers, as a group, owned less than one percent of Class A shares of Acorn USA and the Trust as a whole, [but owned 1.12% of the outstanding Class Z shares of the Fund]. As of April 17, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:



                                                                                     NUMBER OF      PERCENTAGE OF
                                                                                    OUTSTANDING      OUTSTANDING
                                                                                     SHARES OF     SHARES OF CLASS
FUND AND CLASS                           NAME AND ADDRESS OF SHAREHOLDER            CLASS OWNED         OWNED
--------------                           -------------------------------            -----------         -----
GROWTH FUND

    Class A..................

    Class S..................

ACORN USA

    Class A..................

    Class Z..................

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

         As of April 17, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of Acorn USA upon consummation of the Acquisition:


                                                                                                 PERCENTAGE OF
                                                                                             OUTSTANDING SHARES OF
                                                                                               CLASS OWNED UPON
                                                                                                CONSUMMATION OF
FUND AND CLASS                                 NAME AND ADDRESS OF SHAREHOLDER                    ACQUISITION
--------------                                 -------------------------------                    -----------
GROWTH FUND

    Class A.....................

    Class S.....................

ACORN USA

    Class A.....................

    Class Z.....................

                                                                      APPENDIX C

                                 CAPITALIZATION

         The following table shows on an unaudited basis the capitalization of each of the Growth Fund and Acorn USA as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Growth Fund by Acorn USA at net asset value as of that date.

                                                                                                          ACORN USA
                                                                                    PRO FORMA             PRO FORMA
                                       GROWTH FUND           ACORN USA             ADJUSTMENTS           COMBINED(1)
                                       -----------           ---------             -----------           -----------
Class A
Net asset value................       $       2,722        $  27,974,601      $          (4) (2)      $    27,977,319
Shares outstanding.............                 244            1,636,564                (85)                1,636,723
Net asset value per share......       $       11.16        $       17.09                              $         17.09

Class S
Net asset value................       $  19,554,068                           $ (19,554,068) (3)
Shares outstanding.............           1,742,670                              (1,742,670) (3)
Net asset value per share......       $       11.22

Class Z
Net asset value................                            $ 231,291,990      $   19,522,648 (2)(4)   $   250,814,638(4)
Shares outstanding.............                               13,498,526           1,139,676 (4)           14,638,202(4)
Net asset value per share......                            $       17.13                              $         17.13


----------

(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of Acorn USA will be received by the shareholders of the Growth Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of Acorn USA that actually will be received on or after such date.

(2) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $31,424 and $0 to be borne by the Growth Fund and Acorn USA, respectively.

(3) Class S shareholders of the Growth Fund will receive Class Z shares of Acorn USA on the date of the Acquisition.

(4) Includes net asset value attributable to, and shares outstanding of, the Class S shares of the Growth Fund.

                                                                      APPENDIX D

       MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF DECEMBER 31, 2001
                                LIBERTY ACORN USA

CLASS A, B AND C SHARES

Liberty Acorn USA
      >In a Nutshell

         Liberty Acorn USA ended the year up 18.65% (Class A shares, without sales charge), strongly outperforming the Russell 2000's 2.49% gain for the year. While it was an outstanding year for the Fund, the fourth quarter was not as good as the benchmark. Several stocks that had powered gains early in the year fell back in the last quarter. The Fund was up 12.31% in the quarter while the Russell 2000 gained 21.09%.

         The year's outperformance can be largely attributed to a strong showing from technology stocks. Our tech stocks increased roughly 30% in 2001 vs. the Russell 2000 tech component, which fell 21%. JDA Software, a software and services provider for retailers (see box for more on this stock), was up 71% for the 12 months. Micros Systems, a provider of hotel and restaurant software and systems, increased 38%. The hospitality industry was stunned by the September 11 atrocities. The industry is now recovering and Micros Systems ended up with a good gain for the year. Health claim and credit card processors NDCHealth (formerly, National Data) and Global Payments had strong years. These stocks tend to move with the technology sector and benefit from having strong recurring revenues.

         September 11 caused most stocks to drop sharply. One exception was Wackenhut, a security company that more than doubled in 2001 as the nation's heightened emphasis on security fueled interest in the stock. ITT Educational Services ended the year up 68%, overcoming news of competitor DeVry's missed earnings. AmeriCredit was strong in the first half of the year but weakened in the second half, as the market grew nervous about the prospects for sub-prime lenders in a weak economy. The stock finished the year up 16%. We believe AmeriCredit remains attractively valued and the credit quality fears are overblown.

         On the downside for the year: Tektronix, a manufacturer of analytical instruments, fell in half as its main customer base, the semiconductor industry, had its own problems. We sold out of the stock in the third quarter. Novoste, a developer of radiated stents used in heart surgery, declined as drug-coated stents stole market share. Jason Selch, our energy analyst, was onto the problems at Enron but liked Dynegy, a competitor of Enron's in the energy trading business. Even though Dynegy did not engage in funny-money accounting, the stock suffered collateral damage when Enron collapsed. The end for Enron leaves Dynegy as the major player in the energy trading business.

         Liberty Acorn USA, like our other funds, invests for the long term. We don't try to jump in and out of the latest hot sector. Looking at companies one at a time, paying close attention to valuations, allowed us to do well in technology even though tech had a down year.

/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager



JDA Software Soared

JDA Software provides systems used by retailers that help with such things as merchandising, purchasing and warehousing. It is the leading systems provider for the roughly 3,000 retailers in the $100 million to $5 billion annual revenue range. In recent years, JDA Software has purchased companies with expertise in merchandising, space planning and inventory optimization - great additional services to offer its existing customer base. We started building a position in the stock in early 2000 when, despite its strong business fundamentals and healthy balance sheet, the stock was ignored because it was not an Internet play. As the tech sector lurched through 2000, we took advantage of further slides in price to add to the Fund's position. By the end of 2001, we had more than doubled our average investment.

--------------------------------------------------------------------------------

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/01, the Fund's positions in the holdings mentioned were: JDA Software, 4.4%; Micros Systems, 4.6%; NDCHealth, 3.2%; Global Payments, 2.5%; ITT Educational Services, 4.2%; Wackenhut, 2.8%; AmeriCredit, 6.0%; Novoste, 1.0%; Dynegy, 0.7%.

Liberty Acorn USA
     >At a Glance                           Ticker Symbol: LAUAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns)

      >Through December 31, 2001

-----------------------------------------------------------------------
                                                                Life of
                                      1 year       5 years        Fund
-----------------------------------------------------------------------
Returns before             NAV        18.65%       13.18%         15.59%
Taxes                      POP        11.83        11.84          14.31
-----------------------------------------------------------------------
Returns after taxes        NAV        18.42        12.06          14.52
on distributions           POP        11.61        10.75          13.26
-----------------------------------------------------------------------
Returns after taxes        NAV        11.52        10.66          12.81
on distributions and       POP         7.36         9.51          11.69
sale of fund shares
-----------------------------------------------------------------------
Russell 2000 (pretax)                  2.49         7.52           8.79
-----------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

----------------------------------------------------
Liberty Acorn USA Portfolio Diversification
----------------------------------------------------
      >as a % of net assets, as of December 31, 2001

                                  [PIE CHART]

33.6%  Information
          Software & Services 21.7%
          Telecommunications 5.2%
          Media 4.8%
          Computer Related Hardware 1.9%
 7.2%  Industrial Goods/Services
 7.8%  Energy/Minerals
17.6%  Health Care
11.4%  Consumer Goods/Services
10.3%  Finance
12.1%  Other*

*        Other includes cash and other assets less liabilities of 7.4%.

------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn USA
------------------------------------------------------
      >September 4, 1996 through December 31, 2001

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/4/96, but until 10/16/00, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/00 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Index performance from 8/31/96. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $290.7 million

---------------------------------------------------------------------------------
                  Class A      Class B      Class C       Class Z
Without
sales charge      $21,631      $21,483      $21,483       $21,770
---------------------------------------------------------------------------------
With
sales charge      $20,387      $21,383      $21,483       N/A
---------------------------------------------------------------------------------

    [The following was represented by a line graph in the printed material.]

LINE CHART:

                  Liberty           Liberty
                  Acorn USA-A       Acorn USA-A
                  at NAV            with sales charge  Russell 2000
  9/4/96          $10,000.00        $ 9,425.00         $10,000.00
 9/30/96          $10,720.00        $10,103.60         $10,391.00
10/31/96          $10,810.05        $10,188.47         $10,230.98
11/30/96          $11,259.75        $10,612.31         $10,652.49
12/31/96          $11,649.33        $10,979.50         $10,931.59

 1/31/97          $12,079.19        $11,384.64         $11,150.22
 2/28/97          $11,919.75        $11,234.36         $10,880.39
 3/31/97          $11,479.91        $10,819.81         $10,366.83
 4/30/97          $11,420.21        $10,763.55         $10,395.86
 5/31/97          $12,509.70        $11,790.39         $11,551.88
 6/30/97          $13,319.08        $12,553.23         $12,047.45
 7/31/97          $13,999.69        $13,194.70         $12,607.66
 8/31/97          $14,349.68        $13,524.57         $12,896.38
 9/30/97          $15,339.81        $14,457.77         $13,840.39
10/31/97          $15,140.39        $14,269.82         $13,232.80
11/30/97          $15,170.67        $14,298.35         $13,146.79
12/31/97          $15,413.40        $14,527.13         $13,376.85
 1/31/98          $15,077.39        $14,210.44         $13,165.50
 2/28/98          $16,321.27        $15,382.80         $14,138.43
 3/31/98          $17,401.74        $16,401.14         $14,720.93
 4/30/98          $17,993.40        $16,958.78         $14,801.90
 5/31/98          $17,228.68        $16,238.03         $14,004.08
 6/30/98          $17,526.74        $16,518.95         $14,033.48
 7/31/98          $16,594.31        $15,640.14         $12,896.77
 8/31/98          $13,937.56        $13,136.15         $10,392.22
 9/30/98          $14,153.60        $13,339.76         $11,205.93
10/31/98          $14,656.05        $13,813.33         $11,663.13
11/30/98          $15,404.97        $14,519.19         $12,274.28
12/31/98          $16,307.70        $15,370.01         $13,034.06
 1/31/99          $15,779.33        $14,872.02         $13,207.41
 2/28/99          $14,897.27        $14,040.68         $12,137.61
 3/31/99          $15,017.94        $14,154.41         $12,326.96
 4/30/99          $16,097.73        $15,172.11         $13,431.45
 5/31/99          $16,736.81        $15,774.44         $13,627.55
 6/30/99          $17,652.31        $16,637.30         $14,243.52
 7/31/99          $18,049.49        $17,011.64         $13,853.25
 8/31/99          $16,823.93        $15,856.55         $13,340.68
 9/30/99          $16,867.67        $15,897.78         $13,343.34
10/31/99          $17,861.17        $16,834.16         $13,398.05
11/30/99          $18,811.39        $17,729.73         $14,197.91
12/31/99          $20,060.47        $18,906.99         $15,805.12
 1/31/00          $19,055.44        $17,959.75         $15,550.66
 2/29/00          $19,869.10        $18,726.63         $18,118.07
 3/31/00          $19,821.42        $18,681.69         $16,924.09
 4/30/00          $17,569.70        $16,559.45         $15,905.26
 5/31/00          $16,527.82        $15,577.47         $14,977.98
 6/30/00          $16,835.24        $15,867.21         $16,284.06
 7/31/00          $16,749.38        $15,786.29         $15,759.72
 8/31/00          $17,766.07        $16,744.52         $16,962.18
 9/30/00          $17,643.48        $16,628.98         $16,463.49
10/31/00          $17,643.48        $16,628.98         $15,729.22
11/30/00          $16,614.87        $15,659.51         $14,113.83
12/31/00          $18,231.49        $17,183.18         $15,326.21
 1/31/01          $19,383.72        $18,269.16         $16,124.70
 2/28/01          $19,321.69        $18,210.70         $15,066.92
 3/31/01          $18,867.63        $17,782.75         $14,330.15
 4/30/01          $21,146.84        $19,930.90         $15,450.77
 5/31/01          $22,322.61        $21,039.06         $15,830.86
 6/30/01          $22,934.25        $21,615.53         $16,377.02
 7/31/01          $23,165.88        $21,833.85         $15,491.03
 8/31/01          $22,517.24        $21,222.50         $14,990.67
 9/30/01          $19,259.00        $18,151.60         $12,972.92
10/31/01          $19,307.14        $18,196.98         $13,731.84

11/30/01          $20,434.68        $19,259.69         $14,794.68
12/31/01          $21,631.23        $20,387.44         $15,707.51

Liberty Acorn USA - A at NAV                         $21,631
Liberty Acorn USA - A with sales charge              $20,387
Russell 2000                                         $15,708


--------------------------------------------------------------------------------
Liberty Acorn USA Top 10 Holdings
--------------------------------------------------------------------------------

1. AmeriCredit                                                              6.0%
Auto Lending

2. Micros Systems                                                           4.6%
Information Systems for Restaurants & Hotels

3. JDA Software                                                             4.4%
Applications/Software & Services for Retailers

4. ITT Educational Services                                                 4.2%
Technology-oriented Post-secondary Degree Programs

5. Conectiv                                                                 4.2%
Electric Utility in New Jersey, Delaware & Maryland

6. Telephone and Data Systems                                               3.2%
Cellular & Telephone Services

7. NDCHealth                                                                3.2%
Health Claims Processing & Drug  Marketing  Services

8. Wackenhut                                                                2.8%
Prison Management

9. Salem Communications                                                     2.6%
Radio Stations for Religious Programming

10. Edwards Lifesciences                                                    2.6%
Heart Valves

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

CLASS Z SHARES

Liberty Acorn USA

      >In a Nutshell

[PHOTO OMITTED]

         Liberty Acorn USA ended the year up 19.25%, strongly outperforming the Russell 2000's 2.49% gain for the year. While it was an outstanding year for the Fund, the fourth quarter was not as good as the benchmark. Several stocks that had powered gains early in the year fell back in the last quarter. The Fund was up 12.53% in the quarter while the Russell 2000 gained 21.09%.

         The year's outperformance can be largely attributed to a strong showing from technology stocks. Our tech stocks increased roughly 30% in 2001 vs. the Russell 2000 tech component, which fell 21%. JDA Software, a software and services provider for retailers (see box for more on this stock), was up 71% for the 12 months. Micros Systems, a provider of hotel and restaurant software and systems, increased 38%. The hospitality industry was stunned by the September 11 atrocities. The industry is now recovering and Micros Systems ended up with a good gain for the year. Health claim and credit card processors NDCHealth (formerly, National Data) and Global Payments had strong years. These stocks tend to move with the technology sector and benefit from having strong recurring revenues.

         September 11 caused most stocks to drop sharply. One exception was Wackenhut, a security company that more than doubled in 2001 as the nation's heightened emphasis on security fueled interest in the stock. ITT Educational Services ended the year up 68%, overcoming news of competitor DeVry's missed earnings. AmeriCredit was strong in the first half of the year but weakened in the second half, as the market grew nervous about the prospects for sub-prime lenders in a weak economy. The stock finished the year up 16%. We believe AmeriCredit remains attractively valued and the credit quality fears are overblown.

         On the downside for the year: Tektronix, a manufacturer of analytical instruments, fell in half as its main customer base, the semiconductor industry, had its own problems. We sold out of the stock in the third quarter. Novoste, a developer of radiated stents used in heart surgery, declined as drug-coated stents stole market share. Jason Selch, our energy analyst, was onto the problems at Enron but liked Dynegy, a competitor of Enron's in the energy trading business. Even though Dynegy did not engage in funny-money accounting, the stock suffered collateral damage when Enron collapsed. The end for Enron leaves Dynegy as the major player in the energy trading business.

         Liberty Acorn USA, like our other funds, invests for the long term. We don't try to jump in and out of the latest hot sector. Looking at companies one at a time, paying close attention to valuations, allowed us to do well in technology even though tech had a down year.

/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

-------------------------

      JDA Software Soared
-------------------------

JDA Software provides systems used by retailers that help with such things as merchandising, purchasing and warehousing. It is the leading systems provider for the roughly 3,000 retailers in the $100 million to $5 billion annual revenue range. In recent years, JDA Software has purchased companies with expertise in merchandising, space planning and inventory optimization - great additional services to offer its existing customer base. We started building a position in the stock in early 2000 when, despite its strong business fundamentals and healthy balance sheet, the stock was ignored because it was not an Internet play. As the tech sector lurched through 2000, we took advantage of further slides in price to add to the Fund's position. By the end of 2001, we had more than doubled our average investment.

------------------------

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/01, the Fund's positions in the holdings mentioned were: JDA Software, 4.4%; Micros Systems, 4.6%; NDCHealth, 3.2%; Global Payments, 2.5%; ITT Educational Services, 4.2%; Wackenhut, 2.8%; AmeriCredit, 6.0%; Novoste, 1.0%; Dynegy, 0.7%.

Liberty Acorn USA

      >At a Glance                                   Ticker Symbol: AUSAX

Pretax and After-tax Average Annual Total Returns (Class Z)
-------------------------------------------------------------------------------
      >through December 31, 2001
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                         Life of
                               1 year       5 years       Fund
-------------------------------------------------------------------------------
Returns before taxes           19.25%       13.32%        15.73%
-------------------------------------------------------------------------------
Returns after taxes            18.77        12.16         14.62
on distributions
-------------------------------------------------------------------------------
Returns after taxes            11.88        10.75         12.90
on distributions and
sale of fund shares
-------------------------------------------------------------------------------
Russell 2000 (pretax)           2.49         7.52          8.79
-------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

----------------------------------------------------
Liberty Acorn USA Portfolio Diversification
----------------------------------------------------
      >as a % of net assets, as of December 31, 2001

                                  [PIE CHART]

33.6%    Information
           Software & Services 21.7%
           Telecommunications 5.2%

           Media 4.8%
           Computer Related Hardware 1.9%

 7.2%    Industrial Goods/Services

 7.8%    Energy/Minerals

17.6%    Health Care

11.4%    Consumer Goods/Services

10.3%    Finance

12.1%    Other*

*        Other includes cash and other assets less liabilities of 7.4%.

------------------------------------------------------
The Value of a $10,000 Investment in Liberty Acorn USA
------------------------------------------------------
      >September 4, 1996 through December 31, 2001

This graph compares the results of $10, 000 invested in Liberty Acorn USA on September 4, 1996 (the date Fund shares were first offered to the public) to the Russell 2000 Index. The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Performance changes over time. Visit libertyfunds.com for daily updates.

Liberty Acorn USA NAV as of 12/31/01: $17.52

Total Net Assets: $290.7 million

    [The following was represented by a line graph in the printed material.]

LINE CHART:

                  ACORN
                  LIBERTY USA    Russell 2000
  9/4/96          10,000.00      10,000.00
 9/30/96          10,720.00      10,359.91
10/31/96          10,810.00      10,200.25
11/30/96          11,260.00      10,620.51
12/31/96          11,650.00      10,898.86
 1/31/97          12,210.00      11,116.70
 2/28/97          11,920.00      10,847.14
 3/31/97          11,480.00      10,335.31
 4/30/97          11,420.00      10,364.11
 5/31/97          12,510.00      11,517.11
 6/30/97          13,320.00      12,010.71
 7/31/97          14,000.00      12,569.59
 8/31/97          14,350.00      12,857.21
 9/30/97          15,340.00      13,798.27
10/31/97          15,140.00      13,192.12
11/30/97          15,170.00      13,106.76

12/31/97          15,413.10      13,336.21
 1/31/98          15,076.70      13,125.72
 2/28/98          16,320.35      14,096.30
 3/31/98          17,400.90      14,677.68
 4/30/98          17,992.15      14,758.85
 5/31/98          17,227.61      13,963.98
 6/30/98          17,525.05      13,993.35
 7/31/98          16,591.88      12,860.52
 8/31/98          13,935.95      10,363.30
 9/30/98          14,151.30      11,174.30
10/31/98          14,653.77      11,630.06
11/30/98          15,402.36      12,239.36
12/31/98          16,305.06      12,996.71
 1/31/99          15,776.24      13,169.44
 2/28/99          14,894.89      12,102.77
 3/31/99          15,016.08      12,291.72
 4/30/99          16,095.73      13,393.17
 5/31/99          16,734.72      13,588.82
 6/30/99          17,650.22      14,203.28
 7/31/99          18,047.85      13,813.60
 8/31/99          16,821.83      13,302.33
 9/30/99          16,866.01      13,305.23
10/31/99          17,860.08      13,359.12
11/30/99          18,809.97      14,156.81
12/31/99          20,059.03      15,759.36
 1/31/00          19,053.08      15,506.27
 2/29/00          19,867.42      18,066.90
 3/31/00          19,819.52      16,875.75
 4/30/00          17,568.12      15,860.25
 5/31/00          16,526.24      14,935.89
 6/30/00          16,834.02      16,237.87
 7/31/00          16,748.25      15,715.45
 8/31/00          17,765.16      16,914.55
 9/30/00          17,642.64      16,417.42
10/31/00          17,654.89      15,684.55
11/30/00          16,625.73      14,074.51
12/31/00          18,255.23      15,283.26
 1/31/01          19,406.90      16,078.96
 2/28/01          19,370.15      15,023.95
 3/31/01          18,904.58      14,289.04
 4/30/01          21,195.67      15,406.86
 5/31/01          22,384.10      15,785.56
 6/30/01          23,008.94      16,330.63
 7/31/01          23,253.98      15,446.66
 8/31/01          22,616.88      14,947.76
 9/30/01          19,345.64      12,935.60
10/31/01          19,394.65      13,692.60
11/30/01          20,546.32      14,752.63
12/31/01          21,770.22      15,663.22

Average Annual Total Return

----------------------------------------------
1 Year          5 Years           Life of Fund
19.25%           13.32%              15.73%

Liberty Acorn USA
$21,770

Russell 2000
$15,663


--------------------------------------------------------------------
Liberty Acorn USA Top 10 Holdings
--------------------------------------------------------------------

1. AmeriCredit                                                  6.0%
Auto Lending

2. Micros Systems                                               4.6%
Information Systems for Restaurants & Hotels

3. JDA Software                                                 4.4%
Applications/Software & Services for Retailers

4. ITT Educational Services                                     4.2%
Technology-oriented Post-secondary Degree Programs

5. Conectiv                                                     4.2%
Electric Utility in New Jersey, Delaware & Maryland

6. Telephone and Data Systems                                   3.2%
Cellular & Telephone Services

7. NDCHealth                                                    3.2%
Health Claims Processing & Drug Marketing Services

8. Wackenhut                                                    2.8%
Prison Management

9. Salem Communications                                         2.6%
Radio Stations for Religious Programming

10. Edwards Lifesciences                                        2.6%
Heart Valves

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

                             LIBERTY ACORN TRUST

                              LIBERTY ACORN USA

                                  FORM N-14
                                    PART B

                     STATEMENT OF ADDITIONAL INFORMATION

                               May [___], 2002

      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Stein Roe Small Company Growth Fund (the "Acquired Fund"), a series of Liberty-Stein Roe Funds Investment Trust, by the Liberty Acorn USA Fund (the "Acquiring Fund"), a series of Liberty Acorn Trust.

      This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated May [___], 2002 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                              Table of Contents

I.  Additional Information about the Acquiring Fund
    and the Acquired Fund .........................     2

II. Financial Statements ..........................     2


I.  Additional Information about the Acquiring Fund and the Acquired Fund.

      Attached hereto as Appendix A is the Statement of Additional Information for the Acquiring Fund dated May 1, 2002.

II.   Financial Statements.

      This SAI is accompanied by the Annual Report for the year ended December 31, 2001, of the Acquiring Fund, which report contains historical financial information regarding such Fund. Such report has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

      In accordance with Instruction 2 to Item 14 of Form N-14, no pro forma financial statements are required because the net asset value of the Acquired Fund does not exceed 10% of the net asset value of the Acquiring Fund as of [March 1, 2002].

                                  Appendix A

[May 1, 2002 Statement of Additional Information to be included by Amendment.]

                PART C OTHER INFORMATION (LIBERTY ACORN TRUST)


ITEM 15.    Indemnification

      Article VIII of the Agreement and Declaration of Trust of the Registrant (exhibit a.1) provides in effect that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under a policy of insurance maintained by Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 16.    Exhibits:
            --------

  1.1       Agreement and declaration of trust. (1)

  1.2       Amendment No. 1 to Agreement and Declaration of Trust. (7)

  2.        Bylaws, as amended effective September 29, 2000. (5)

  3.        Not Applicable.

  4.        Form of Agreement and Plan of Reorganization among Stein Roe Small
            Company Growth Fund, Liberty Acorn USA and Columbia Management
            Group, Inc. (filed as Appendix A to Part A of this Registration
            Statement).



  5.        Article III, Section 4, Article V, Section 1, Article VIII,
            Section 4 and Article IX, Sections 1 and 7 of the Agreement and
            Declaration of Trust, as amended, and Sections 2.1, 2.3 and 2.5 of the By-Laws, as amended, each define the rights of shareholders.

  6.1 Investment Advisory Agreement between Liberty Acorn Trust (on behalf of Liberty Acorn Fund, Liberty Acorn International,
            Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign
            Forty) and Liberty Wanger Asset Management, L.P., dated November
            1, 2001.

  6.2 Organizational Expenses Agreement between Acorn Investment Trust and Wanger Asset Management, L.P., dated September 3, 1996. (3)

  6.3       Administration Agreement between Liberty Acorn Trust (on behalf of Liberty Acorn Fund, Liberty Acorn International, Liberty
            Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign
            Forty) and Liberty Wanger Asset Management, L.P., dated
            September 29, 2000.  (7)

  7.        Underwriting Agreement between Liberty Acorn Trust and Liberty
            Funds Distributor, Inc. dated November 1, 2001.

  8.        Not Applicable.

  9.1 Custodian contract between the Registrant and State Street Bank and Trust Company dated July 1, 1992. (2)

  9.2       Letter agreement applying custodian contract (exhibit 8.1)
            relating to Acorn USA. (4)

  9.3       Amendment to custodian contract between Liberty Acorn Trust and
            State Street Bank and Trust Company dated November 21, 2000.
            (7)

 10.1       Rule 12b-1 Distribution Plan dated September 29, 2000. (7)

 10.2       Rule 12b-1 Plan Implementing Agreement dated November 1, 2001.

 10.3       Plan Pursuant to Rule 18f-3(d) dated September 29, 2000. (7)

 11. Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Stein Roe Small Company Growth Fund

 12.        Opinion and Consent of Counsel on Tax Matters and Consequences to
            Shareholders of Ropes & Gray with respect to the Acquisition of Stein Roe Small Company Growth Fund, to be filed by
            Post-Effective Amendment

 13.        Not Applicable.

 14.1       Consent of Independent Accountants (PWC)

 14.2       Consent of Independent Auditors (E&Y), to be filed by Amendment.

 15.        Not Applicable.
 16.        Not Applicable.

 17.1 Transfer Agency and Service Agreement between Liberty Acorn Trust and Liberty Funds Services, Inc., dated September 29, 2000.
            (7)

 17.2       Code of Ethics, as amended September 29, 2000. (7)

 17.3       Code of Ethics for Non-Interested Board Members, as amended May
            23, 2001.

 17.4 Code of Ethics of Liberty Funds Distributor, Inc., the principal underwriter of the Funds, effective September 29, 2000. (6)

 17.5       Form of Proxy Card and Proxy Insert of Stein Roe Small Company
            Growth Fund

 17.6 The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Proxy/Prospectus that is part of this Registration Statement:

- The Prospectuses of Stein Roe Small Company Growth Fund dated February 1, 2002 with respect to Class A and S shares - 0000021832-02-000017

- The Prospectuses of Liberty Acorn USA dated May 1, 2001 with respect to Class A, B, C and Z shares - 0001021408-01-500547

      -     As supplemented on August 31, 2001 - 0000950131-01-503272

      -     As supplemented on November 2, 2001 - 0000021847-01-500207

- The Statements of Additional Information of Stein Roe Small Company Growth Fund dated February 1, 2002 with respect to Class A and S shares
      - 21832-02-000019

      - As supplemented on February 1, 2002 with respect to Class A shares - 0000021847-02-000035

- The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders of the Stein Roe Small Company Growth Fund dated September 30, 2001 - 0000891804-01-502179 (Class S),
      0000950135-01-503701 (Class A)

The following document, filed via EDGAR and listed with its filing accession number, is incorporated by reference into the Statement of Additional Information that is part of this Registration Statement:

- The Report of Independent Auditors and financial statements included in the Annual Report to Shareholders of Liberty Acorn USA dated December 31, 2001 - 0000891804-02-000513


(1) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 53 to the registrant's registration statement, Securities Act file number 2-34223 (the "Registration Statement"), filed on April 30, 1996.

(2) Previously filed. Incorporated by reference to exhibit 8.1 in post-effective amendment No. 53 to the Registration Statement filed on April 30, 1996.

(3) Previously filed. Incorporated by reference to exhibit 5.3 filed in post-effective amendment No. 61 to the Registration Statement filed on April 30, 1998.

(4) Previously filed. Incorporated by reference to exhibit 8.3 filed in post-effective amendment No. 61 to the Registration Statement filed on April 30, 1998.

(5) Previously filed. Incorporated by reference to exhibit b.2 filed in post-effective amendment No. 69 to the Registration Statement filed on September 29, 2000.

(6) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 69 to the Registration Statement filed on September 29, 2000.

(7) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 70 to the Registration Statement filed on May 1, 2001.

ITEM 17.    Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

                                     SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Liberty Acorn Trust, in the City of Chicago and State of Illinois on March 27, 2002.

                                          LIBERTY ACORN TRUST

                                          By /s/ Ralph Wanger
                                             ---------------------------------
                                             Ralph Wanger, President

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Name                           Title                     Date
      ----                           -----                     ----

/s/ Robert E. Nason           Trustee and chairman    )
------------------------
Robert E. Nason                                       )
                                                      )
/s/ Leo A. Guthart            Trustee                 )
------------------------
Leo A. Guthart                                        )
                                                      )
/s/ Irving B. Harris          Trustee                 )
------------------------
Irving B. Harris                                      )

/s/ Jerome Kahn, Jr.          Trustee                 )
 -----------------------
Jerome Kahn, Jr.                                      )
                                                      )
/s/ Steven N. Kaplan          Trustee                 )
------------------------
Steven N. Kaplan                                      )
                                                      )
/s/ David C. Kleinman         Trustee                 )
------------------------
David C. Kleinman                                     )
                                                      )
/s/ Charles P.  McQuaid       Trustee                 )     March 27, 2002
------------------------
Charles P. McQuaid                                    )
                                                      )
/s/ Allan B. Muchin           Trustee                 )
------------------------
Allan B. Muchin                                       )
                                                      )
/s/ Ralph Wanger              Trustee and President   )
------------------------      (principal executive    )
Ralph Wanger                  officer)                )
                                                      )
/s/ Bruce H. Lauer            Treasurer (principal    )
------------------------      financial and           )
Bruce H. Lauer                accounting              )
                              officer                 )

                 INDEX OF EXHIBITS FILED WITH THIS AMENDMENT

EXHIBIT
NUMBER                                       EXHIBIT
------                                       -------
  6.1          Investment Advisory Agreement between Liberty Acorn Trust (on behalf of Liberty Acorn Fund, Liberty Acorn International,
               Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign
               Forty) and Liberty Wanger Asset Management, L.P., dated November
               1, 2001.

  7.           Underwriting Agreement between Liberty Acorn Trust and Liberty
               Funds Distributor, Inc. dated November 1, 2001.

  10.2         Rule 12b-1 Plan Implementing Agreement dated November 1, 2001.

  11. Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Stein Roe Small Company Growth Fund

  14.1         Consent of Independent Accountants (PWC)

  17.3         Code of Ethics for Non-Interested Board Members, as amended May
               23, 2001.

  17.5         Form of Proxy Card and Proxy Insert of Stein Roe Small Company
               Growth Fund